UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-12

                              MITEK SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:


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     (2)  Aggregate number of securities to which transaction applies:


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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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     (4)  Proposed maximum aggregate value of transaction:


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     (5)  Total fee paid:

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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:


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

                              MITEK SYSTEMS, INC.
                          14145 Danielson St., Suite B
                             Poway, California 92064

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD FEBRUARY 5, 2003

TO ALL STOCKHOLDERS OF
 MITEK SYSTEMS, INC.

      The Annual Meeting of Stockholders of Mitek Systems, Inc. (the "Company") will be held at 1:00 p.m., local time, Wednesday, February 5, 2003, at the Company's executive offices located at 14145 Danielson St., Suite B, Poway, California 92064, for the following purposes:

1. To elect a board of six directors to hold the office during the ensuing year and until their respective successors are elected and qualified. The Board of Directors intends to nominate as directors the six persons identified in the accompanying proxy statement.

2.    To ratify the adoption of the Company's 2002 Stock Option Plan.

3.    To ratify the appointment of Deloitte & Touche LLP as our 2003 Auditors.

4. To transact such business as may properly come before the meeting and any adjournments thereof.

      The Board of Directors has fixed the close of business on January 2, 2003 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting and all adjournments thereof. A list of these stockholders will be open to examination by any stockholder at the meeting and for ten days prior thereto during normal business hours at our executive offices, 14145 Danielson St., Suite B, Poway, California 92064.

      Enclosed for your convenience is a form of proxy which may be used at the Annual Meeting and which, unless otherwise marked, authorizes the holders of the proxy to vote for the proposed slate of directors and as the proxy holder deems appropriate on any other matter brought before the Annual Meeting.

      YOU ARE INVITED TO ATTEND THE MEETING IN PERSON. EVEN IF YOU EXPECT TO ATTEND, IT IS IMPORTANT THAT YOU SIGN, DATE AND RETURN THE ATTACHED PROXY PROMPTLY IN THE BUSINESS REPLY ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING TO ASSURE THE PRESENCE OF A QUORUM. IF YOU SIGN AND SEND IN A PROXY, YOU MAY REVOKE IT BY EXECUTING A NEW PROXY WITH A LATER DATE, BY WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY AT ANY TIME BEFORE IT IS VOTED, OR BY ATTENDANCE AT THE MEETING AND VOTING IN PERSON.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ John M. Thornton

                                              John M. Thornton
                                              Chairman of the Board

Date: January 15, 2003

                               MITEK SYSTEMS, INC.
                          14145 Danielson St., Suite B
                             Poway, California 92064
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                February 5, 2003

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mitek Systems, Inc. (the "Company") for use at its Annual Meeting of Stockholders (the "Annual Meeting") to be held at 1:00 p.m., local time, Wednesday, February 5, 2003, at the company's executive offices at 14145 Danielson St., Suite B, Poway, CA 92064, and at any adjournments thereof.

      As of the close of business on January 2, 2003, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, we had a total of 11,138,772 shares of Common Stock issued and outstanding.

      We will pay the expenses of soliciting proxies for the Annual Meeting including the cost of preparing, assembling and mailing the proxy materials. Proxies may be solicited personally, by mail, by telephone, by facsimile, or by telegram, by our regularly employed officers and employees of the Company. Our officers and employees will not receive additional compensation for soliciting proxies. We may request persons holding stock in their names for others, such as brokers and nominees, to forward proxy materials to their principals and request authority to execute the proxy. We will reimburse any such brokers and nominees for their expenses in connection therewith.

      Our 2002 Annual Report to Stockholders is included in this Proxy Statement, but is not incorporated in, and is not part of, this Proxy Statement and is not proxy-soliciting material. We intend to mail this Proxy Statement and the accompanying material to stockholders of record on or about January 15, 2003. The Company's Annual Report will be provided free of charge to any stockholder upon written request to the Company at 14145 Danielson St., Suite B, Poway, CA 92064.

                                     VOTING

      The election of directors is decided by a plurality of the votes cast by holders of all shares entitled to vote in the election. Accordingly, withheld votes and broker non-votes will not affect the outcome of the election of directors. A majority of the votes entitled to be cast thereon by holders of shares of stock present in person or by proxy at the meeting is required to ratify the adoption of the 2002 Stock Option Plan. If the selection of auditors is not ratified by a majority of the votes entitled to be cast thereon by holders of shares of stock present in person or by proxy at the meeting, the directors will reconsider their selection. Each stockholder of record on January 2, 2003 is entitled to one vote for each share held on all matters to come before the meeting. All proxies which are returned will be counted by the Inspector of Elections in determining the presence of a quorum and on each issue to be voted on. An abstention from voting or a broker non-vote will be used for the purpose of establishing a quorum, but will not be counted in the voting process. The shares represented by proxies that are returned properly signed will be voted in accordance with the stockholder's directions. If the proxy card is signed and returned without direction as to how the shares are to be voted, the shares will be voted as recommended by the Board of Directors. A stockholder giving a proxy may revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by written notice to the Company of the death or incapacity of the stockholder who executed the proxy.

The proxy will also be revoked if the person executing the proxy is present at the Annual Meeting and elects to vote in person. Unless revoked, the proxy will be voted as specified. The persons named as proxies were selected by the Board of Directors.

                            PROPOSALS OF STOCKHOLDERS

      For proposals of stockholders to be included in our proxy materials to be distributed in connection with the 2004 annual meeting of stockholders, anticipated to be held in February 2004, we must receive such proposals in writing no later than September 16, 2003. The acceptance of such proposals is subject to Securities and Exchange Commission (the "Commission") guidelines. Any stockholder proposal submitted with respect to our 2004 annual meeting of stockholders which is received by us after November 30, 2003 will be considered untimely for purposes of Rule 14a-4 and Rule 14a-5 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Board of Directors may vote against such proposal using its discretionary voting authority as authorized by proxy.

                                 PROPOSAL NO. 1

                             TO ELECT SIX DIRECTORS

ELECTION OF DIRECTORS

      Pursuant to our Bylaws, the Board of Directors has fixed the number of authorized directors at six. All six directors are to be elected at the Annual Meeting, to hold office until the next annual meeting or until their successors are duly elected. The six nominees receiving the highest number of votes will be elected.

      Unless authorization to do so is withheld, it is intended that the persons named in the enclosed proxy will vote for the election of the nominees proposed by the Board of Directors, all of whom are presently directors of the Company. If any of the nominees should become unavailable for election before the Annual Meeting, the proxy will be voted for a substitute nominee or nominees, if any, designated by the Board of Directors.

      The following table includes the names and certain information about the directors and executive officer of the Company. Each of the directors is also a nominee for election to the Board of Directors. All of the nominees named below have consented to being named herein and to serve, if elected.

Name                                  Age     Position
----                                  ---     --------

John M. Thornton ..................   70      Chairman of the Board, President,
                                              Chief Executive Officer, and Chief
                                              Financial Officer
Gerald I. Farmer, Ph. D (2) .......   68      Director
James B. DeBello (1)(2) ...........   44      Director
Daniel E. Steimle (1)(2) ..........   54      Director
Sally B. Thornton (1) .............   68      Director
John G. Rebelo, Jr. (2) ...........   62      Director

(1)   Compensation Committee
(2)   Audit Committee

Directors

      John M. Thornton - Mr. Thornton, 70, has been a director of the Company since March 1986. He was appointed Chairman of the Board as of October 1, 1987 and has served as President, Chief Executive Officer and Chief Financial Officer since September 1998. Previously, he served as President of the Company from May 1991 through July 1991 and Chief Executive Officer from May 1991 through February 1992. From 1976 through 1988, Mr. Thornton served as Chairman and Vice Chairman of the Board at Micom Systems, Inc. Mr. Thornton was Chairman and President of Wavetek Corporation for 18 years. Mr. Thornton is also Chairman of the Board of Thornton Winery Corporation. Mr. Thornton is the spouse of Sally B. Thornton, a director.

      Gerald I. Farmer, Ph.D. - Dr. Farmer, 68, has been a director of the Company since May 1994. He was Executive Vice President of the Company from November 1992 until June 1997. Before joining the Company, Dr. Farmer was Executive Vice President of HNC Software, Inc. from January 1987 to November 1992. He has held senior management positions with IBM Corporation, Xerox, SAIC and Gould Imaging and Graphics.

      James B. DeBello - Mr. DeBello, 44, has been a director of the Company since November 1994. He has been Chief Executive Officer of AsiaCorp Communications, Inc., a wireless data infrastructure and software company, since July 2001. He was Venture Chief Executive Officer for IdeaEdge Ventures, Inc., a venture capital company, from June 2000 to June 2001. From May 1999 to May 2000 he was President, Chief Operating Officer and a member of the Board of Directors of CollegeClub.com, an internet company. From November 1998 to April 1999 he was Chief Operating Officer of WirelessKnowledge, Inc.; a joint venture company formed between Microsoft and Qualcomm, Inc. Before that, from November 1996 to November 1998, Mr. DeBello held positions as Vice President, Assistant General Manager and General Manager of Qualcomm Inc.'s Eudora Internet Software Division, and Vice President of Product Management of Qualcomm Inc.'s Subscriber Equipment Division.

      Daniel E. Steimle - Mr. Steimle, 54, has been a director of the Company since February 1987. He was Vice President and Chief Financial Officer of LGC Wireless, a wireless technology company, from July 2000 to September 2001. From November 1998 to March 2000 he was Chief Financial Officer of Transmeta Corporation, a startup technology company. From July 1997 to February 1998 he was Vice President, Finance and Administration and Chief Financial Officer of Hybrid Networks, Inc., a broadband access network company. From December 1993 to July 1997, Mr. Steimle was Vice President and Chief Financial Officer of Advanced Fibre Communications.

      Sally B. Thornton - Ms. Thornton, 68, has been a director of the Company since April 1988. She has been a private investor for more than forty years. She served as a director of Micom Systems, Inc. from 1976 to 1988. From 1987 until 1996 she served as Chairman of Medical Materials, Inc, a composite plastics manufacturer. Ms. Thornton is on the Board of Directors of Thornton Winery Corporation in Temecula, CA. She has been a Trustee of the Sjorgren's Syndrome Foundation in New York and Stephens College in Missouri. Ms. Thornton is also a Life Trustee of the San Diego Museum of Art. Ms. Thornton is the spouse of John
M. Thornton, Chairman of the Board.

      John G. Rebelo, Jr. - Mr. Rebelo, 62, has been a director of the Company since July 2002. He was Market Chairman of U.S. Bank San Diego, from 2000 to 2001. From 1974 to 2000 he was Chairman of the Board and Chief Executive Officer of Peninsula Bank of San Diego.

Meetings

      The Board of Directors has one regularly scheduled meeting each year, immediately after and at the same place as the Annual Meeting of Stockholders. Additional meetings may be called as the need arises. During the 2002 fiscal year, there were six meetings of the Board of Directors. No director attended fewer than 75 percent of the aggregate number of meetings held by the Board of Directors and the committees on which such director served during the 2002 fiscal year.

Committees

      The Board of Directors has appointed from among its members two committees, the Compensation Committee and the Audit Committee, to advise it on matters of special importance to the Company.

      The Compensation Committee, which acts as the Administrative Committee for the 1986, 1988, 1996, 1999 and 2000 Stock Option Plans, during fiscal 2002 was composed of Sally B. Thornton, Daniel E. Steimle and James B. DeBello. The Compensation Committee reviews, analyzes and recommends compensation programs to the Board of Directors. It also decides to which key employees of the Company either incentive stock options or non-qualified stock options should be granted. During fiscal 2002, the Compensation Committee held six meetings, concurrently with Board of Directors meetings.

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee of the Board of Directors (the "Audit Committee") has furnished the following report to stockholders of the Company in accordance with rules adopted by the Commission.

      The Audit Committee, which is appointed annually by the Board of Directors, currently consists of four directors, Daniel E. Steimle, James B. DeBello, Gerald I. Farmer and John G. Rebelo, Jr. Directors DeBello, Farmer and Rebelo are independent and meet the other qualifications requirements under the applicable rules of the NASDAQ National Market System. Director Steimle is not considered to be an independent director under the applicable rules of the NASDAQ National Market System due to his receipt from the Company of an aggregate payment of $105,875, paid during the second and third fiscal quarters of 2002 for financial consulting services unrelated to his service as a director. Mr. Steimle remains on the Audit Committee pursuant to NASDAQ Marketplace Rule 4352(d)(2)(B), due to the Board of Directors making a determination that Mr. Steimle's continued participation on the Audit Committee was required for the best interest of the Company due to his extensive finance background and in-depth knowledge of the Company. The Audit Committee acts under a written charter. As described in its charter, the Audit Committee meets with the independent auditors and officers or other personnel of the Company responsible for the Company's financial reports. The Audit Committee is responsible for reviewing the scope of the auditors' examination of the Company and the audited results of the examination. The Audit Committee is also responsible for discussing with the auditors the scope, reasonableness and adequacy of internal accounting controls. The Audit Committee is not responsible for the planning or conduct of the audits or the determination that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. Among other matters, the Audit Committee considers and recommends to the Board of Directors a certified public accounting firm for selection by the Board as the Company's independent auditor. The Audit Committee held six meetings during fiscal 2002.

      In accordance with rules adopted by the Commission, the Audit Committee of the Company states that:

o The Audit Committee has reviewed and discussed with management the Company's audited financial statements for the fiscal year 2002.

o The Audit Committee has discussed with Deloitte & Touche LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as modified and supplemented.

o The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP, required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), as modified and supplemented, and has discussed with Deloitte & Touche LLP, the independent accountant's independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2002, for filing with the Commission.

                                                      Audit Committee

                                                      Gerald I. Farmer
                                                      James B. DeBello
                                                      John G. Rebelo, Jr.
                                                      Daniel E. Steimle

Director Compensation

      The Company does not pay compensation for service as a director to persons employed by the Company (John M. Thornton). Outside directors are paid $1,000 for each meeting they attend. Mr. Steimle also received aggregate payments of $105,875 for certain consulting services rendered to the Company. See "Report of the Audit Committee."

      The Board of Directors recommends that you vote "FOR" the election of each nominee as a director of the Company.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table shows the compensation we paid to our Chief Executive Officer and other executive officers who served as such at the end of fiscal 2001 and received annual compensation over $100,000.

                                                                     Common Stock        All
Principal                               Annual                       Underlying          Other
 Position                      Year     Salary($)      Bonus($)      Options             Comp.($)
 --------                      ----     ---------      --------      -------             --------
John M. Thornton               2002     250,000
Chairman,                      2001     225,000
Chief  Executive Officer,      2000     225,000
Chief Financial Officer

David Pintsov, Ph.D.           2002     160,000                      50,000              20,224 (1)
Sr. Vice President             2001     150,000                                          10,948 (1)
                               2000     150,000                                          23,452 (1)

William Boersing               2002     160,000                      75,000
V.P., N. American Sales        2001     150,000
                               2000     150,000

Noel Flynn                     2002     160,000                      50,000
V.P, Operations                2001     130,000
                               2000     130,000

(1)   Consists solely of sales commissions.

Stock Options

      The following table shows, as to the individuals named in the Summary Compensation Table, information concerning stock options granted during the fiscal year ended September 30, 2002.

                        Option Grants in Last Fiscal Year

                                                                                            Potential Realizable
                                                                                            Value at Assumed
                           Number                                                           Annual Rates of
                           Of Securities                                                    Stock Price
                           Underlying                                                       Appreciation for
                           Options         Total Options         Exercise or                Option Term (2)
                           Granted         Granted to Employees  Base Price    Expiration   ---------------
                           (#)(1)          in FY 2002            (%)($/Share)  Date         5%($)      10%($)
                           ------          ----------            ------------  ----         -----      ------
John M. Thornton               -0-           N/A                    N/A             N/A        N/A        N/A
David Pintsov              50,000           9.79%                $ 1.17         7/16/12     36,814     93,313
William Boersing           25.000          14.69%                $ 1.87        10/21/11     29,410     74,538
                           50,000                                $ 1.17         7/16/12     36,814     93,313
Noel Flynn                 50,000           9.79%                $ 1.17         7/16/12     36,814     93,313

(1) Options vest monthly over a three-year period and have terms of ten years, subject to earlier termination on the occurrence of certain events related to termination of employment. In addition, the full vesting of the option is accelerated if there is a change in control of the Company.

(2) The potential realizable value at assumed annual rates of stock price appreciation for the option term represents hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of our future common stock prices. These amounts represent assumed rates of appreciation in the value of our common stock from the fair market value on the date of the grant. The amounts reflected in the table may not necessarily be achieved.

      The following table shows, as to the individuals named in the Summary Compensation Table, information concerning stock option values at the fiscal year end September 30, 2002.

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

                                    Number of
                              Securities Underlying              Value of Unexercised
                               Unexercised Options               In-the Money Options
                                    at FY End                      at FY-End ($)(1)
                          Exercisable      Unexercisable     Exercisable      Unexercisable
                          -----------      -------------     -----------      -------------
John M. Thornton                0                0                0                0
David Pintsov             218,131           75,000           53,368           23,000
William Boersing          228,778           77,778           30,701           11,500
Noel Flynn                130,399          141,099           24,024           45,554

(1) Based on a closing bid price of $.93 on September 30, 2002 as reported on the NASDAQ National Market.

                      REPORT OF THE COMPENSATION COMMITTEE

      As members of the Compensation Committee it is our duty to monitor the performance and compensation of executive officers and other key employees, to review compensation plans and to administer the Company's Stock Option Plans. The Company's executive and key employee compensation programs are designed to attract, motivate and retain the executive talent needed to enhance stockholder value in a competitive environment. Our fundamental philosophy is to relate the amount of compensation "at risk" for an executive directly to his or her contribution to the Company's success in achieving superior performance goals and to the overall success of the Company. The Company's executive and key employee compensation program consists of a base salary component, a component providing the potential for an annual bonus based on overall Company performance as well as individual performance, and a component providing the opportunity to earn stock options that focus the executives and key employees on building stockholder value through meeting longer-term financial and strategic goals.

      In designing and administering its executive compensation program, the Company tries to strike an appropriate balance among these various elements, each of which is discussed in greater detail below.

      In applying these elements to arrive at specific amounts or awards, the members of the Committee apply their subjective evaluation of these various factors and arrive at consensus through discussion. While specific numerical criteria may be used in evaluating achievement of individual or Company goals, the extent of achieving such goals is then factored in with other more subjective criteria to arrive at the final compensation or award decision.

Base Salary

      Base salary is targeted at the fiftieth percentile, consistent with comparable high technology companies in the same general stage of development and in the same general industry and geographic area. For this purpose, this Committee uses the wage and salary surveys of the American Electronics Association and industry and area trade groups of which the Company is a member. This group of companies is not the same as the peer group chosen for the Stock Performance Graph.

      The Company's salary increase program is designed to reflect individual performance related to the Company's overall financial performance as well as competitive practice. Salary reviews are typically performed annually in conjunction with a performance review. Salary increases are dependent on the achievement of individual and corporate performance goals.

The Executive and Key Employee Bonus Plan

      The Executive and Key Employee Bonus Plan is designed to reward Company executives and other key employees for their contributions to corporate goals. Corporate goals are established as part of the annual operating plan process. Overall corporate goals include target levels of pre-tax, pre-bonus profit and net revenue.

      Each eligible employee's award is expressed as a percentage of the participant's October 1, 2001 base salary. Bonus achievement is dependent upon meeting or exceeding the company's minimum goals for pre-tax, pre-bonus and net revenue. For fiscal 2002, no bonus award for any participant was payable as the Company did not achieve its goals.

Stock Option Plans

      The Company's 1986 Stock Option Plan (the "1986 Plan") authorized the issuance of options to buy up to a total of 630,000 shares of the Company's Common Stock. At September 30, 2002, zero shares of Common Stock were subject to outstanding options issued under the 1986 Plan. The 1986 Plan ended on September 30, 1996 and no additional options may be granted under the plan. The Company's 1988 Stock Option Plan (the "1988 Plan") authorized the issuance of options to buy up to 650,000 shares of the Company's Common Stock. At September 30, 2002, 5,000 shares were subject to outstanding options issued under the 1988 Plan. The 1988 Plan ended on September 13, 1998 and no additional options may be granted under that plan. The Company's 1996 Stock Option Plan (the "1996 Plan") authorizes the Company to grant its directors, officers and key employees options to buy up to 1,000,000 shares of the Company's Common Stock. At September 30, 2002, 318,386 shares were subject to outstanding options and none remained available for future grants under the 1996 Plan. The Company's 1999 Stock Option Plan (the "1999 Plan") authorizes the Company to grant its directors, officers, employees and consultants options to purchase up to 1,000,000 shares of the Company's Common Stock. At September 30, 2002, 683,876 shares were subject to outstanding options and 255,693 were available for future grants under the 1999 Plan. The Company's 2000 Stock Option Plan (the "2000 Plan") authorizes the Company to grant its directors, officers, employees and consultants options to purchase up to 1,000,000 shares of the Company's Common Stock. At September 30, 2002, 861,335 shares were subject to outstanding options and 135,917 were available for future grants under the 2000 Plan.

      The Company's stock option plans are designed to:

1.    Encourage and create ownership and retention of the Company's stock;

2.    Balance long-term with short-term decision making;

3. Link the officers' or key employees' financial success to that of the stockholders;

4. Focus attention on building stockholder value through meeting longer-term financial and strategic goals; and

5. Ensure broad-based participation of key employees (all employees currently participate in the Stock Option Plans).

401(k) Savings Plan

      In 1990 the Company established an Employee Savings Plan (the "Savings Plan") intended to qualify under Section 401(k) of the Internal Revenue Code of 1986 as amended (the "Code"), which is available to all employees who satisfy the Savings Plan's age and service requirement. The Savings Plan allows an employee to defer up to 15% of the employee's compensation for the pay period elected in his or her salary deferral agreement on a pre-tax basis pursuant to a cash or deferred arrangement under Section 401(k) of the Code (subject to maximums permitted under federal law). This contribution will generally not be subject to federal tax until it is distributed from the Savings Plan. In addition these contributions are fully vested and non-forfeitable. Contributions to the Savings Plan are deposited in a trust fund established in connection with the Savings Plan. The Company may make discretionary contributions to the Savings Plan at the end of each fiscal year as deemed appropriate by the Board of Directors. Vested amounts allocated to each participating employee are distributed in the event of retirement, death, disability or other termination of employment. For fiscal 2002 the Committee determined that participants would not receive a matching contribution.

Other Compensation Plans

      The Company has adopted certain broad-based employee benefit plans in which executive officers have been permitted to participate. The incremental cost to the Company of benefits provided to executive officers under these life and health insurance plans is less than 10% of the base salaries for executive officers for fiscal 2002. Benefits under these broad-based plans are not directly or indirectly tied to Company performance.

                                                      Compensation Committee

                                                      Sally B. Thornton
                                                      Daniel E. Steimle
                                                      James B. DeBello

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
                         AND RELATED STOCKHOLDER MATTERS

      The table below shows, as of January 2, 2003, the amount and class of the Company's voting stock owned beneficially (within the meaning of Rule 13d-3 under the Exchange Act) by (i) each director of the Company, (ii) the executive officers named in the Summary Compensation Table, (iii) all directors and executive officers as a group and (iv) each person known by us to own beneficially 5% or more of any class of the Company's voting stock (except as noted below). The business address for each of these stockholders is c/o Mitek Systems, Inc., 14145 Danielson St., Suite B, Poway, CA 92064.

                                                    Number of shares
                                                    of Common Stock          Percent
Name of Beneficial Owner or Identity of Group       Beneficially Owned       of Class
---------------------------------------------       ------------------       --------
John M. and Sally B. Thornton...................    2,699,959 (1)            24.24%
Gerald I. Farmer................................       68,052 (2)              .61%
James B. DeBello................................       45,000 (3)              .40%
Daniel E. Steimle...............................       65,634 (4)              .59%
John G. Rebelo, Jr..............................       16,000 (5)              .14%
David Pintsov...................................      380,055 (6)             3.32%
William Boersing................................      306,489 (7)             2.68%
Noel Flynn......................................      284,898 (8)             2.50%
Directors and Officers as a Group...............    3,866,087 (9)            31.77%

(1) John M. Thornton and Sally B. Thornton, husband and wife, are trustees of a family trust, and are each directors of the Company.
(2) Represents 10,000 shares of Common Stock held by Dr. Farmer and includes 58,052 shares of Common Stock subject to options exercisable within 60 days of January 2, 2003.
(3) Represents 45,000 shares of Common Stock subject to options exercisable within 60 days of January 2, 2003.
(4) Represents 25,634 shares of Common Stock held by Mr. Steimle and includes 40,000 shares of Common Stock subject to options exercisable within 60 days of January 2, 2003.
(5) Represents 1,000 shares of Common Stock held by Mr. Rebelo and includes 15,000 shares of Common Stock subject to options exercisable within 60 days of January 2, 2003.
(6) Represents 86,924 shares of Common Stock held by Dr. Pintsov and includes an additional 293,131 shares of common stock subject to options exercisable within 60 days of January 2, 2003.
(7) Represents 306,489 shares of Common Stock subject to options exercisable within 60 days of January 2, 2003.
(8) Represents 13,400 shares of Common Stock held by Mr. Flynn and includes 271,498 shares of Common Stock subject to options exercisable within 60 days of January 2, 2003.
(9) Includes 1,029,170 shares of Common Stock subject to options exercisable within 60 days of January 2, 2003.

      Information with respect to beneficial ownership is based on information furnished to the Company by each person identified above.

Equity Compensation Plan Information

      The following table sets forth information, as of September 30, 2002, with respect to the Company's compensation plans under which common stock is authorized for issuance. The table does not include information about the proposed 2002 Stock Option Plan.

--------------------------------------------------------------------------------
Plan category                 Number of      Weighted-average      Number of
                            securities to       exercise           securities
                              be issued         price of            remaining
                                upon          outstanding         available for
                             exercise of        options,         future issuance
                             outstanding        warrants          under equity
                              options,         and rights         compensation
                            warrants and                              plans
                               rights                              (excluding
                                                                   securities
                                                                  reflected in
                                                                    column (a)
--------------------------------------------------------------------------------
                               (a)                 (b)                 (c)
--------------------------------------------------------------------------------
 Equity compensation        1,868,597             2.59               391,610
  plans approved by
  security holders
--------------------------------------------------------------------------------
 Equity compensation           -0-                 -0-                 -0-
plans not approved by
  security holders
--------------------------------------------------------------------------------
        Total               1,868,597             2.59               391,610
--------------------------------------------------------------------------------

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of Forms, 3, 4, and 5 and amendments thereto furnished to us, we are not aware of any director, officer or beneficial owner of 10% of our Common Stock that failed to file on a timely basis as disclosed on the above forms, reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended, during fiscal year 2002.

                        [STOCK PERFORMANCE GRAPH OMITTED]

                                          -------------------------------------------------------------
                                           1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------
Mitek Systems, Inc.                       100.00      53.58     500.00      478.63     201.14    108.57
-------------------------------------------------------------------------------------------------------
NASDAQ Stock Market (US Cos.)             100.00     107.41     178.69      250.03     102.23     83.39
-------------------------------------------------------------------------------------------------------
NASDAQ Stocks (SIC 3570-3579 US Cos.)     100.00     115.75     195.42      274.27      91.04     70.38
-------------------------------------------------------------------------------------------------------

The above graph compares our performance with that of the NASDAQ Market Index and Peer Group based on SIC Code 3570 - Computer and Office Equipment. The graph assumes an investment of $100 on October 1, 1998 and the reinvestment of dividends.

                                 PROPOSAL NO. 2

                  PROPOSAL TO ADOPT THE 2002 STOCK OPTION PLAN

The Board of Directors believes that attracting and retaining highly qualified key employees and directors is essential to the Company's growth and success. In this regard, stock options have been and will continue to be an important element of the Company's compensation program because options enable directors, employees and providers of services to the Company to acquire or increase their proprietary interest in the Company, thereby promoting a close identity of interests between such individuals and the Company's stockholders. Options also provide an increased incentive to option holders to expend their maximum efforts for the success of the Company's business.

      The Board of Directors believes it is in the interests of the Company and its stockholders that the ability of the Company to grant stock option awards be continued. Accordingly, on November 13, 2002, the Board of Directors adopted, subject to stockholder approval, the 2002 Stock Option Plan (the "2002 Plan"). The following discussion of the material features of the 2002 Plan is qualified by reference to the text of the 2002 Plan set forth in Exhibit A hereto.

      Stock Options. The Compensation Committee of the Board of Directors (the "Committee") is authorized to grant stock options, including both incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the participant, and nonqualified stock options. Except as provided in the 2002 Plan, generally the exercise price per share of common stock subject to an option is determined by the Committee, provided that the exercise price of an ISO may not be less than the fair market value of the common stock on the date of grant. The term of each such option and the times at which each such option shall be exercisable generally will be fixed by the Committee, except no option will have a term exceeding ten years. Upon the termination of an optionholder's employment with the Company other than for cause, all his unvested options will immediately expire and his vested options will expire three months after the occurrence giving rise to termination. Upon the termination of an optionholder's employment for cause, all of his options will expire on the date of the occurrence giving rise to the termination. Options may be exercised by payment of the exercise price in cash, stock or promissory note, or as the Committee may determine from time to time in accordance with applicable law.

      Shares Subject to the Plan. Under the 2002 Plan, 1,000,000 shares of common stock will be available for issuance of options. The maximum number of shares of common stock which may be granted to any individual under the 2000 Plan in any one-year period shall not exceed 500,000 shares, subject to the adjustments described in the next paragraph.

      Adjustments Upon Changes in Capitalization. The 2002 Plan provides that, in the event of any change in the capital structure of the Company that effects an increase or decrease in the number of outstanding shares of the Company without receipt of consideration, the number of shares of common stock covered by each outstanding option, and the exercise price thereof, shall be proportionately adjusted by the Committee. The 2002 Plan provides that, in the event of certain capital transactions, all outstanding options will terminate upon such capital transaction unless they are assumed by a successor corporation, provided that all vested options may be exercised during the 15 days prior to the capital transaction. The Committee may choose to accelerate the vesting of any option.

      Eligibility. Any officer, director or employee of, and certain persons rendering services to, the Company and its subsidiaries is eligible to receive awards under the 2002 Plan. Only employees may receive ISO's under the 2002 Plan.

      Administration. The Committee will administer the 2002 Plan. Subject to the terms and conditions of the 2002 Plan, the Committee is authorized to designate participants who are employees, directors or consultants of the Company and its subsidiaries, determine the number of options to be granted, set terms and conditions of such options, interpret the 2002 Plan, specify rules and regulations relating to the 2002 Plan, and make all other determinations which may be necessary or advisable for the administration of the 2002 Plan.

      Other Terms of Options. The flexible terms of the 2002 Plan will permit the Committee to impose performance conditions with respect to any option. Performance conditions may require that an option be forfeited, in whole or in part, if performance objectives are not met, or require that the time of exercisability of an option be linked to achievement of performance conditions.

      No options may be granted under the 2002 Plan after November 13, 2012.

      The exercise of an option is conditioned on the withholding of taxes. Options granted under the 2002 Plan may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of intestate succession.

      The Board of Directors may, subject to any stockholder approval required by applicable law, amend the 2002 Plan with respect to any shares of common stock at that time not subject to options.

      Federal Tax Consequences of the 2002 Plan. The federal income tax consequences of the grant, exercise and disposition of stock options are complex. A summary of the more significant federal income tax consequences of options granted pursuant to the 2002 Plan is set forth below; however, each optionee is advised to consult his or her individual tax advisor concerning their personal tax consequences. In addition, optionees may be subject to state taxation, which may vary from the federal income tax treatment described below.

      Incentive Stock Options

      No gain or loss is realized upon the grant or exercise of an ISO. However, the excess of the fair market value of the stock received upon the exercise of an ISO over the exercise price is an "item of tax preference" for purposes of the alternative minimum tax described under Internal Revenue Code Section 55.

      Gain or loss realized on the disposition of stock acquired pursuant to the exercise of an ISO is long-term capital gain or loss if the stock is held for at least 2 years from the date of the grant and 1 year from the date of exercise. There are no tax consequences to the Company upon the grant or exercise of an ISO if these holding requirements are met. If stock acquired pursuant to the exercise of an ISO is disposed of without satisfying the holding requirements at a price in excess of the exercise price, the optionee will recognize, at the time of sale, ordinary income equal to the lesser of (1) the gain on the sale, or (2) the excess of the fair market value over the option exercise price on the date of exercise. Any additional gain in such event will be capital gain. Further, the Company would be allowed a deduction for federal income tax purposes equal to the ordinary income recognized by the optionee.

      Nonqualified Option

      A participant who is granted a Nonqualified Option under the 2002 Plan will not recognize taxable income upon the grant of the option. An optionee will recognize ordinary income upon the exercise of an option in an amount equal to the excess of the fair market value of the stock at the time of exercise over the exercise price. However, if the underlying stock is restricted, the recognition of the ordinary income will be deferred until the lapse of the restriction. A deduction for federal income tax purposes will be allowed to the Company in an amount equal to the ordinary income taxable to an optionee upon exercise, provided that such amount constitutes an ordinary and necessary business expense to the Company and the Company satisfies certain withholding and reporting requirements.

      An optionee's tax basis in the shares received on exercise of a Nonqualified Option will be equal to the amount of any cash paid by the optionee on exercise, plus the amount of ordinary income recognized as a result of the receipt of such shares. Any gain or loss recognized upon the disposition of a Nonqualified Option will be capital gain.

      The ordinary income recognized by an employee with respect to the exercise of an option, will be subject to both wage withholding and employment taxes. The holding period for such shares will begin on the date of exercise.

      The foregoing statement is based on present federal tax laws and regulations, and is not a complete description of the federal income tax aspects of the 2002 Plan. In addition, participants may be subject to certain state taxes, which are not described herein. Accordingly, each participant should consult his or her tax advisor with regard to the tax aspects of his or her participation in the 2002 Plan.

      The Board of Directors recommends that you vote "FOR" this proposal.

                                 PROPOSAL NO. 3

                      RATIFICATION OF SELECTION OF AUDITORS

      Based upon the recommendation of the Audit Committee, the Board of Directors has authorized the firm of Deloitte & Touche, LLP, independent certified public accountants, to serve as auditors for the fiscal year ending September 30, 2002. A representative of Deloitte & Touche, LLP will be present at the Annual Meeting and will have the opportunity to make a statement and respond to appropriate questions.

Audit Fees

      Deloitte & Touche, LLP was paid an aggregate of $95,095 for professional services rendered for the audit of the Company's annual financial statements for the 2002 fiscal year and the reviews of the financial statements included in the registrant's Forms 10-Q for the 2002 fiscal year.

Financial Information Systems Design and Implementation Fees

      There were no fees paid to Deloitte & Touche, LLP for professional services rendered for the Company during the 2002 fiscal year for financial information systems design or implementation as described in Paragraph (c)
(4)(ii) of Rule 2-01 of Regulation S-X.

All Other Fees

      There were no other fees paid to Deloitte & Touche, LLP for services rendered for the Company during the 2002 fiscal year, including tax services, other than as disclosed herein.

      The Audit Committee believes there were no services provided by Deloitte & Touche, LLP which would effect its independence.

      The Board of Directors recommends that you vote "FOR" this proposal.

OTHER BUSINESS

      The Annual Meeting is called for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. We are not aware of any matters for action by stockholders at this meeting other than those described in the Notice. The enclosed proxy, however, will confer discretionary authority with respect to matters that are not known at the date of printing hereof and which may properly come before the Annual Meeting or any adjournment thereof. The proxy holders intend to vote in accordance with their best judgment on any such matters.

      PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                              By Order of the Board of Directors


                                              /s/ John M. Thornton

                                              John M. Thornton
                                              Chairman of the Board

San Diego, California
January 15, 2003

                                    EXHIBIT A

                               MITEK SYSTEMS, INC.
                             2002 STOCK OPTION PLAN

      1. PURPOSE. This Stock Option Plan (the "Plan") is intended to serve as an incentive to, and to encourage stock ownership by certain eligible participants rendering services to Mitek Systems, Inc., a Delaware corporation, and certain affiliates as set forth below (the "Corporation"), so that they may acquire or increase their proprietary interest in the Corporation and to encourage them to remain in the service of the Corporation.

      2. ADMINISTRATION.

            2.1 Committee. The Plan shall be administered by the Board of Directors of the Corporation (the "Board of Directors"), or a committee of two or more members appointed by the Board of Directors (the "Committee") who are Non-Employee Directors as defined in Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934 and an outside director as defined in Treasury Regulation ss. 1.162-27(e)(3). The Committee shall select one of its members as Chairman and shall appoint a Secretary, who need not be a member of the Committee. The Committee shall hold meetings at such times and places as it may determine and minutes of such meetings shall be recorded. Acts by a majority of the Committee in a meeting at which a quorum is present and acts approved in writing by a majority of the members of the Committee shall be valid acts of the Committee.

            2.2 Term. If the Board of Directors selects a Committee, the members of the Committee shall serve on the Committee for the period of time determined by the Board of Directors and shall be subject to removal by the Board of Directors at any time. The Board of Directors may terminate the function of the Committee at any time and resume all powers and authority previously delegated to the Committee.

            2.3 Authority. The Committee shall have sole discretion and authority to grant options under the Plan to eligible participants rendering services to the Corporation or any "parent" or "subsidiary" of the Corporation, as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code") ("Parent or Subsidiary"), at such times, under such terms and in such amounts as it may decide. For purposes of this Plan and any Stock Option Agreement (as defined below), the term "Corporation" shall include any Parent or Subsidiary, if applicable. Subject to the express provisions of the Plan, the Committee shall have complete authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to the Plan, to determine the details and provisions of any Stock Option Agreement, to accelerate any options granted under the Plan and to make all other determinations necessary or advisable for the administration of the Plan.

            2.4 Type of Option. The Committee shall have full authority and discretion to determine, and shall specify, whether the eligible individual will be granted options intended to qualify as incentive options under Section 422 of the Code ("Incentive Options") or options which are not intended to qualify under Section 422 of the Code ("Non-Qualified Options"); provided, however, that Incentive Options shall only be granted to employees of the Corporation, or a Parent or Subsidiary thereof, and shall be subject to the special limitations set forth herein attributable to Incentive Options.

            2.5 Interpretation. The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under the Plan shall be final and binding on all parties having an interest in this Plan or any option granted hereunder. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under the Plan.

      3. ELIGIBILITY.

            3.1 General. All directors, officers, employees of and consultants to the Corporation, or any Parent or Subsidiary relative to the Corporation's, or any Parent's or Subsidiary's management, operation or development shall be eligible to receive options under the Plan. The selection of recipients of options shall be within the sole and absolute discretion of the Committee. No person shall be granted an Incentive Option under this Plan unless such person is an employee of the Corporation, or a Parent or Subsidiary on the date of grant. No person shall be granted an option under this Plan unless such person has executed, if requested by the Committee, the grant representation letter set forth on Exhibit "A," as such Exhibit may be amended by the Committee from time to time. No person shall be granted more than 500,000 options in any one year period.

      3.2 Termination of Eligibility.

            3.2.1 If an optionee ceases to be employed by the Corporation, or its Parent or Subsidiary, is no longer an officer or member of the Board of Directors of the Corporation, or no longer performs services for the Corporation, or its Parent or Subsidiary, for any reason (other than for "cause," as hereinafter defined, or such optionee's death), any option granted hereunder to such optionee shall expire three months after the occurrence giving rise to such termination of eligibility (or 1 year in the event an optionee is "disabled," as defined in Section 22(e)(3) of the Code) or upon the date it expires by its terms, whichever is earlier. Any option that has not vested in the optionee as of the date of such termination shall immediately expire and shall be null and void. The Committee shall, in its sole and absolute discretion, decide, utilizing the provisions set forth in Treasury Regulations ss. 1.421-7(h), whether an authorized leave of absence or absence for military or governmental service, or absence for any other reason, shall constitute termination of eligibility for purposes of this Section.

            3.2.2 If an optionee ceases to be employed by the Corporation, or its Parent or Subsidiary, is no longer an officer or member of the Board of Directors of the Corporation, or no longer performs services for the Corporation, or its Parent or Subsidiary, and such termination is as a result of "cause," as hereinafter defined, then all options granted hereunder to such optionee shall expire on the date of the occurrence giving rise to such termination of eligibility or upon the date it expires by its terms, whichever is earlier, and such optionee shall have no rights with respect to any unexercised options. For purposes of this Plan, "cause" shall mean an optionee's personal dishonesty, misconduct, breach of fiduciary duty, incompetence, intentional failure to perform stated obligations, willful violation of any law, rule, regulation or final cease and desist order, or any material breach of any provision of this Plan, any Stock Option Agreement or any employment agreement.

            3.3 Death of Optionee and Transfer of Option. In the event an optionee shall die, an option may be exercised (subject to the condition that no option shall be exercisable after its expiration and only to the extent that the optionee's right to exercise such option had accrued at the time of the optionee's death) at any time within six months after the optionee's death by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance. Any option that has not vested in the optionee as of the date of death or termination of employment, whichever is earlier, shall immediately expire and shall be null and void. No option shall be transferable by the optionee other than by will or the laws of intestate succession.

            3.4 Limitation on Incentive Options. No person shall be granted any Incentive Option to the extent that the aggregate fair market value of the Stock (as defined below) to which such options are exercisable for the first time by the optionee during any calendar year (under all plans of the Corporation as determined under Section 422(d) of the Code) exceeds $100,000.

      4. IDENTIFICATION OF STOCK. The Stock, as defined herein, subject to the options shall be shares of the Corporation's authorized but unissued or acquired or reacquired common stock (the "Stock"). The aggregate number of shares subject to outstanding options shall not exceed 1,000,000 shares of Stock (subject to adjustment as provided in Section 6). If any option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan. Notwithstanding the above, at no time shall the total number of shares of Stock issuable upon exercise of all outstanding options and the total number of shares of Stock provided for under any stock bonus or similar plan of the Corporation exceed 30% as calculated in accordance with the conditions and exclusions of ss.260.140.45 of Title 10, California Code of Regulations, based on the shares of the issuer which are outstanding at the time the calculation is made.

      5. TERMS AND CONDITIONS OF OPTIONS. Any option granted pursuant to the Plan shall be evidenced by an agreement ("Stock Option Agreement") in such form as the Committee shall from time to time determine, which agreement shall comply with and be subject to the following terms and conditions:

            5.1 Number of Shares. Each option shall state the number of shares of Stock to which it pertains.

            5.2 Option Exercise Price. Each option shall state the option exercise price, which shall be determined by the Committee; provided, however, that (i) the exercise price of any Incentive Option shall not be less than the fair market value of the Stock, as determined by the Committee, on the date of grant of such option, (ii) the exercise price of any option granted to any person who owns more than 10% of the total combined voting power of all classes of the Corporation's stock, as determined for purposes of Section 422 of the Code, shall not be less than 110% of the fair market value of the Stock, as determined by the Committee, on the date of grant of such option, and (iii) the exercise price of any Non-Qualified Option shall not be less than 85% of the fair market value of the Stock, as determined by the Committee, on the date of grant of such option. In the event that the fair market value of the price of the common stock declines below the price at which the option is granted, the Committee shall have the discretion and authority to cancel, reduce, or otherwise modify the price of any unexercised option, including, but not limited to, a regrant of the option at a new price more commensurate with the fair market value of the stock. The Committee must receive the approval of the Board of Directors before any action is taken in accordance with this provision.

            5.3 Term of Option. The term of an option granted hereunder shall be determined by the Committee at the time of grant, but shall not exceed ten years from the date of the grant. The term of any Incentive Option granted to an employee who owns more than 10% of the total combined voting power of all classes of the Corporation's stock, as determined for purposes of Section 422 of the Code, shall in no event exceed five years from the date of grant. All options shall be subject to early termination as set forth in this Plan. In no event shall any option be exercisable after the expiration of its term.

            5.4 Method of Exercise. An option shall be exercised by written notice to the Corporation by the optionee (or successor in the event of death) and execution by the optionee of an exercise representation letter in the form set forth on Exhibit "B," as such Exhibit may be amended by the Committee from time to time. Such written notice shall state the number of shares with respect to which the option is being exercised and designate a time, during normal business hours of the Corporation, for the delivery thereof ("Exercise Date"), which time shall be at least 30 days after the giving of such notice unless an earlier date shall have been mutually agreed upon. At the time specified in the written notice, the Corporation shall deliver to the optionee at the principal office of the Corporation, or such other appropriate place as may be determined by the Committee, a certificate or certificates for such shares. Notwithstanding the foregoing, the Corporation may postpone delivery of any certificate or certificates after notice of exercise for such reasonable period as may be required to comply with any applicable listing requirements of any securities exchange. In the event an option shall be exercisable by any person other than the optionee, the required notice under this Section shall be accompanied by appropriate proof of the right of such person to exercise the option.

            5.5 Medium and Time of Payment. The option exercise price shall be payable in full on or before the option Exercise Date in any one of the following alternative forms:

                  5.5.1 Full payment in cash or certified bank or cashier's check;

                  5.5.2 Subject to Section 5.5.7 hereof, a Promissory Note (as defined below);

                  5.5.3 Full payment in shares of Stock having a fair market value on the Exercise Date in the amount equal to the option exercise price;

                  5.5.4 Subject to Section 5.5.7 hereof, through a special sale and remittance procedure pursuant to which the optionee shall concurrently provide irrevocable written instruction to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date pursuant to an irrevocable assignment by the optionee, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                  5.5.5 A combination of the consideration set forth in Sections 5.5.1, through 5.5.4 equal to the option exercise price; or

                  5.5.6 Any other method of payment complying with the provisions of Section 422 of the Code with respect to Incentive Options, provided the terms of payment are established by the Committee at the time of grant and any other method of payment established by the Committee with respect to Non-Qualified Options.

                  5.5.7 Notwithstanding the foregoing, the methods of payment described in Section 5.5.2 and Section 5.5.4 shall not be available to any optionee classified as "a director or executive officer (or equivalent thereof)" within the meaning of Section 402 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") at the time of the exercise, unless such optionee provides to the Corporation a written opinion of counsel satisfactory to the Corporation that the proposed medium of payment is not prohibited by Sarbanes-Oxley.

            5.6 Fair Market Value. The fair market value of a share of Stock on any relevant date shall be determined in accordance with the following provisions:

                  5.6.1 If the Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Committee after taking into account the factors found in ss. 260.140.50 of Title 10, California Code of Regulations and such other factors as the Committee shall deem appropriate.

                  5.6.2 If the Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) of one share of Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Stock on the date in question, then the mean between the highest bid and lowest asked prices (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

                  5.6.3 If the Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price of one share of Stock on the date in question on the stock exchange determined by the Committee to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no sale of Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

            5.7 Promissory Note. Subject to the requirements of applicable state or Federal law or margin requirements, payment of all or part of the purchase price of the Stock may be made by delivery of a full recourse promissory note ("Promissory Note"). The Promissory

Note shall be executed by the optionee, made payable to the Corporation and bear interest at such rate as the Committee shall determine, but in no case less than the minimum rate which will not cause under the Code (i) interest to be imputed,
(ii) original issue discount to exist, or (iii) any other similar results to occur. Unless otherwise determined by the Committee, interest on the Note shall be payable in quarterly installments on March 31, June 30, September 30 and December 31 of each year. A Promissory Note shall contain such other terms and conditions as may be determined by the Committee; provided, however, that the full principal amount of the Promissory Note and all unpaid interest accrued thereon shall be due not later than five years from the date of exercise. The Corporation may obtain from the optionee a security interest in all shares of Stock issued to the optionee under the Plan for the purpose of securing payment under the Promissory Note and may retain possession of the stock certificates representing such shares in order to perfect its security interest.

            5.8 Rights as a Shareholder. An optionee or successor shall have no rights as a shareholder with respect to any Stock underlying any option until the date of the issuance to such optionee of a certificate for such Stock. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 6.

            5.9 Modification, Extension and Renewal of Options. Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not exercised) and authorize the granting of new options in substitution therefor.

            5.10 Vesting and Restrictions. The Committee shall have complete authority and discretion to set the terms, conditions, restrictions, vesting schedules and other provisions of any option in the applicable Stock Option Agreement and shall have complete authority to require conditions and restrictions on any Stock issued pursuant to this Plan; provided, however, that except with respect to options granted to officers or directors of the Corporation, options granted pursuant to this Plan shall be exercisable or "vest" at the rate of at least 20% per year over the 5-year period beginning on the date the option is granted. Options granted to officers and directors shall become exercisable or "vest," subject to subject to the condition of continued employment and/or continued service on the Board of Directors, as appropriate. The maximum vesting period for options granted to officers or directors will be ten years from the date of grant.

            5.11 Other Provisions. The Stock Option Agreements shall contain such other provisions, including without limitation, restrictions or conditions upon the exercise of options, as the Committee shall deem advisable.

      6. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

            6.1 Subdivision or Consolidation. Subject to any required action by shareholders of the Corporation, the number of shares of Stock covered by each outstanding option, and the exercise price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Corporation resulting from a subdivision or consolidation of shares, including, but not limited to, a stock split, reverse stock split, recapitalization, continuation or reclassification, or the payment of a stock dividend (but only on the Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation. Any fraction of a share subject to option that would otherwise result from an adjustment pursuant to this Section shall be rounded downward to the next full number of shares without other compensation or consideration to the holder of such option.

            6.2 Capital Transactions. Upon a sale or exchange of all or substantially all of the assets of the Corporation, a merger or consolidation in which the Corporation is not the surviving corporation, a merger, reorganization or consolidation in which the Corporation is the surviving corporation and shareholders of the Corporation exchange their stock for securities or property, a liquidation of the Corporation, or similar transaction as determined by the Committee ("Capital Transaction"), this Plan and each option issued under this Plan, whether vested or unvested, shall terminate, unless such options are assumed by a successor corporation in a merger or consolidation, immediately prior to such Capital Transaction; provided, however, that unless the outstanding options are assumed by a successor corporation in a merger or consolidation, subject to terms approved by the Committee, all optionees will have the right, during the 15 days prior to such Capital Transaction, to exercise all vested options. The Corporation shall, subject to any nondisclosure provisions, attempt to provide optionees at least 15 days notice of the option termination date. The Committee may (but shall not be obligated to) (i) accelerate the vesting of any option or (ii) apply the foregoing provisions, including but not limited to termination of this Plan and options granted pursuant to the Plan, in the event there is a sale of 51% or more of the stock of the Corporation in any two year period or a transaction similar to a Capital Transaction.

            6.3 Adjustments. To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

            6.4 Ability to Adjust. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

            6.5 Notice of Adjustment. Whenever the Corporation shall take any action resulting in any adjustment provided for in this Section, the Corporation shall forthwith deliver notice of such action to each optionee, which notice shall set forth the number of shares subject to the option and the exercise price thereof resulting from such adjustment.

            6.6 Limitation on Adjustments. Any adjustment, assumption or substitution of an Incentive Option shall comply with Section 425 of the Code, if applicable.

      7. NONASSIGNABILITY. Options granted under this Plan may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of intestate succession, and may be exercised during the lifetime of an optionee only by such optionee. Any transfer in violation of this Section shall void such option, and any Stock Option Agreement entered into by the optionee and the Corporation regarding such transferred option shall be void and have no further force or effect. No option shall be pledged or hypothecated in any way, nor shall any option be subject to execution, attachment or similar process.

      8. NO RIGHT OF EMPLOYMENT. Neither the grant nor exercise of any option nor anything in this Plan shall impose upon the Corporation or any other corporation any obligation to employ or continue to employ any optionee. The right of the Corporation and any other corporation to terminate any employee shall not be diminished or affected because an option has been granted to such employee.

      9. TERM OF PLAN. This Plan is effective on the date the Plan is adopted by the Board of Directors and options may be granted pursuant to the Plan from time to time within a period of ten (10) years from such date, or the date of any required shareholder approval required under the Plan, if earlier. Termination of the Plan shall not affect any option theretofore granted.

      10. AMENDMENT OF THE PLAN. The Board of Directors of the Corporation may, subject to any required shareholder approval, suspend, discontinue or terminate the Plan, or revise or amend it in any respect whatsoever with respect to any shares of Stock at that time not subject to options.

      11. APPLICATION OF FUNDS. The proceeds received by the Corporation from the sale of Stock pursuant to options may be used for general corporate purposes.

      12. RESERVATION OF SHARES. The Corporation, during the term of this Plan, shall at all times reserve and keep available such number of shares of Stock as shall be sufficient to satisfy the requirements of the Plan.

      13. NO OBLIGATION TO EXERCISE OPTION. The granting of an option shall not impose any obligation upon the optionee to exercise such option.

      14. APPROVAL OF BOARD OF DIRECTORS AND SHAREHOLDERS. The Plan shall not take effect until approved by the Board of Directors of the Corporation. This Plan shall be approved by a vote of the shareholders within 12 months from the date of approval by the Board of Directors. In the event such shareholder vote is not obtained, all options granted hereunder, whether vested or unvested, shall be null and void. Further, any stock acquired pursuant to the exercise of any options under this Agreement may not count for purposes of determining whether shareholder approval has been obtained.

      15. WITHHOLDING TAXES. Notwithstanding anything else to the contrary in this Plan or any Stock Option Agreement, the exercise of any option shall be conditioned upon payment by such optionee in cash, or other provisions satisfactory to the Committee, of all local, state, federal or other withholding taxes applicable, in the Committee's judgment, to the exercise or to later disposition of shares acquired upon exercise of an option.

      16. PARACHUTE PAYMENTS. Any outstanding option under the Plan may not be accelerated to the extent any such acceleration of such option would, when added to the present value of other payments in the nature of compensation which becomes due and payable to the optionee would result in the payment to such optionee of an excess parachute payment under Section 280G of the Code. The existence of any such excess parachute payment shall be determined in the sole and absolute discretion of the Committee.

      17. SECURITIES LAWS COMPLIANCE. Notwithstanding anything contained herein, the Corporation shall not be obligated to grant any option under this Plan or to sell, issue or effect any transfer of any Stock unless such grant, sale, issuance or transfer is at such time effectively (i) registered or exempt from registration under the Securities Act of 1933, as amended (the "Act"), and (ii) qualified or exempt from qualification under the California Corporate Securities Law of 1968 and any other applicable state securities laws. As a condition to exercise of any option, each optionee shall make such representations as may be deemed appropriate by counsel to the Corporation for the Corporation to use any available exemption from registration under the Act or qualification under any applicable state securities law.

      18. RESTRICTIVE LEGENDS. The certificates representing the Stock issued upon exercise of options granted pursuant to this Plan will bear any legends required by applicable securities laws as determined by the Committee.

      19. NOTICES. Any notice to be given under the terms of the Plan shall be addressed to the Corporation in care of its Secretary at its principal office, and any notice to be given to an optionee shall be addressed to such optionee at the address maintained by the Corporation for such person or at such other address as the optionee may specify in writing to the Corporation.

      20. INFORMATION TO PARTICIPANTS. The Corporation shall make available to all holders of options the information required pursuant to ss. 260.140.46 of the California Code of Regulations.

      As adopted by the Board of Directors on November 13, 2002.

                                     MITEK SYSTEMS, INC., a Delaware corporation


                                     By: /s/ John M. Thornton
                                         ---------------------------------------
                                         John M. Thornton, Chairman

                                    EXHIBIT A

                               ____________, 200__

Mitek Systems, Inc.
14145 Danielson St., Suite B
Poway, California 92064

      Re: 2002 Stock Option Plan

To Whom It May Concern:

This letter is delivered to Mitek Systems, Inc., a Delaware corporation (the "Corporation"), in connection with the grant to ___________________ (the "Optionee") of an option (the "Option") to purchase ________________ shares of common stock of the Corporation (the "Stock") pursuant to the Mitek Systems, Inc. 2002 Stock Option Plan originally dated ___________________, 2002 (the "Plan"). The Optionee understands that the Corporation's receipt of this letter executed by the Optionee is a condition to the Corporation's willingness to grant the Option to the Optionee.

The Optionee acknowledges that the grant of the Option by the Corporation is in lieu of any and all other promises of the Corporation to the Optionee, whether written or oral, express or implied, regarding the grant of options or other rights to acquire Stock. Accordingly, in anticipation of the grant of the Option, the Optionee hereby relinquishes all rights to such other rights, if any, to acquire stock of the Corporation.

In addition, the Optionee makes the following representations and warranties with the understanding that the Corporation will rely upon them.

      1. The Optionee acknowledges receipt of a copy of the Plan and Agreement. The Optionee has carefully reviewed the Plan and Agreement.

      2. The Optionee acknowledges receipt of a prospectus regarding the Plan which includes the information required by Section (a)(1) of Rule 428 under the Securities Act of 1933.

      3. The Optionee understands and acknowledges that the Option and the Stock are subject to the terms and conditions of the Plan.

      4. The Optionee understands and agrees that, at the time of exercise of any part of the Option for Stock, the Optionee may be required to provide the Corporation with additional representations, warranties and/or covenants similar to those contained in this letter.

      5. The Optionee is a resident of the State of __________________________.


                               EXHIBIT A - Page 1

      6. The Optionee will notify the Corporation immediately of any change in the above information which occurs before the Option is exercised in full by the Optionee.

The foregoing representations and warranties are given on ___________________, 2002 at ____________________.

                                               OPTIONEE:


                                               ---------------------------------


                               EXHIBIT A - Page 2

                                    EXHIBIT B

                               ____________, 200__

Mitek Systems, Inc.
14145 Danielson St., Suite B
Powa, California 92064

      Re: 2002 Stock Option Plan

To Whom It May Concern:

I (the "Optionee") hereby exercise my right to purchase _______________ shares of common stock (the "Stock") of Mitek Systems, Inc., a Delaware corporation (the "Corporation"), pursuant to, and in accordance with, the Mitek Systems, Inc. 2002 Stock Option Plan dated __________________, 2002 (the "Plan") and Stock Option Agreement (the "Agreement") dated ____________________, 2002. As provided in such Plan, I deliver herewith payment as set forth in the Plan in the amount of the aggregate option exercise price. Please deliver to me at my address as set forth above stock certificates representing the subject shares registered in my name (and (spouse), as (style of vesting)).

The Optionee hereby represents and agrees as follows:

      1. The Optionee acknowledges receipt of a copy of the Plan and Agreement. The Optionee has carefully reviewed the Plan and Agreement.

      2. The Optionee is a resident of the State of __________.

      3. The Optionee represents and agrees that if the Optionee is an "affiliate" (as defined in Rule 144 under the Securities Act of 1933) of the Corporation at the time the Optionee desires to sell any of the Stock, the Optionee will be subject to certain restrictions under, and will comply with all of the requirements of, applicable federal and state securities laws.

The foregoing representations and warranties are given on ___________________ at
______________________.

                                               OPTIONEE:


                                               ---------------------------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE         Please mark
MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.         your votes as
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR          indicated in  |X|
PROPOSAL 1, 2 AND 3.                                           this example

1.    ELECTION OF DIRECTORS

                FOR all nominees                WITHHOLD
                  listed below                 AUTHORITY
                (except as marked       to vote for all nominees
                 to the contrary)              listed below

                       |_|                         |_|

2.    Approval of the 2002 Stock Option Plan.

                    FOR             AGAINST         ABSTAIN

                    |_|               |_|              |_|

NOMINEES: 01 John M. Thornton, 02 Sally B. Thornton, 03 Daniel E. Steimle,
          04 James B. DeBello, 05 Gerald I. Farmer, 06 John G. Rebelo Jr.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

________________________________________________________________________________

3.    Ratify the appointment of Deloitte & Touche LLP as the Company's 2003
      Auditors.

                    FOR             AGAINST         ABSTAIN

                    |_|               |_|              |_|

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Date: ____________________________________________________________________, 2003


________________________________________________________________________________
                                  (Signature)


________________________________________________________________________________
                          (Signature if held jointly)

    PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                                        Annual
                                        Meeting of
                                        Stockholders

                                        February 5, 2003

                                        Mitek Systems, Inc.
                                        14145 Danielson Street
                                        Suite B
                                        Poway, CA 92064

PROXY

                              MITEK SYSTEMS, INC.

                         Annual Meeting of Stockholders
                                February 5, 2003

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints John M. Thornton and Noel Flynn as proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Mitek Systems, Inc. standing in the name of the undersigned with all power which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held February 5, 2003 or any adjournment thereof.

       (Continued, and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                               ----------------
                               Admission Ticket
                               ----------------

                                 Annual Meeting
                                       of
                              Mitek Systems, Inc.
                                  Stockholders

                          Wednesday, February 5, 2003
                                   1:00 p.m.
                              Mitek Systems, Inc.
                             14145 Danielson Street
                                    Suite B
                                Poway, CA 92064

================================================================================
                                     Agenda
                                     ------

       o     Election of Directors
       o     Approval of the 2002 Stock Option Plan
       o     Ratify the appointment of Delloite & Touche LLP as auditors
       o     Report on the progress of the corporation
       o     Informal discussion among stockholders in attendance
================================================================================